UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): June 18, 2014

EMPIRE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12127	22-3136782
(State or other	(Commission File Number)	(IRS Employer
jurisdiction		Identification No.)
of incorporation)

One Parker Plaza
Fort Lee, New Jersey	07024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 944-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 18, 2014, Empire Resources, Inc. (the “Company”) held its 2014 annual meeting of stockholders (the “Meeting”). At the Meeting, stockholders acted upon the matters outlined in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2014 (the “Proxy Statement”). There were 8,259,955 shares of common stock present at the Meeting in person or by proxy, which represented 95.29% of the voting power of the common stock entitled to vote at the Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on April 24, 2014.

The matters voted upon at the Meeting were as follows:

(1)	Election of ten directors to serve on the Company’s board of directors for a term of one year or until their successors are elected and qualified.

(2)	An advisory vote on executive compensation as disclosed in the Proxy Statement.

(3)	Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

For more information about the foregoing proposals, see the Proxy Statement. The number of votes cast for, against or withheld, abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

(1)	Election of directors:

Director	For	Withheld	Broker Non-Votes
William Spier	5,025,140	214,806	3,020,009
Nathan Kahn	5,024,917	215,029	3,020,009
Sandra Kahn	5,001,090	238,856	3,020,009
Harvey Wrubel	5,024,013	215,933	3,020,009
Jack Bendheim	5,178,050	61,896	3,020,009
Peter G. Howard	5,024,613	215,933	3,020,009
Douglas Kass	5,178,050	61,896	3,020,009
Nathan Mazurek	5,002,088	237,858	3,020,009
L. Rick Milner	5,000,813	239,133	3,020,099
Morris J. Smith	5,179,050	60,896	3,020,099

Each of the ten nominees for director was elected to serve until the next annual meeting of stockholders or until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

(2)	Advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
5,142,406	76,252	21,288	3,020,009

The stockholders approved, on a non-binding advisory basis, the compensation program for the Company’s named executive officers as disclosed in the Proxy Statement.

(3)	Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014:

For	Against	Abstain
8,243,743	14,360	1,852

The stockholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

Item 8.01	Other Events.

On June 18, 2014, the Company’s board of directors declared a regular cash dividend of $0.025 per share of its outstanding common stock, payable on July 18, 2014 to stockholders of record at the close of business on July 7, 2014. On June 19, 2014, the Company issued a press release announcing this regular dividend, a copy of which is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press release dated June 19, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE RESOURCES, inc.

Date: June 19, 2014	By:	/s/ Sandra Kahn
Name: Sandra Kahn
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated June 19, 2014.